                                    July 13, 1996

Mr. George W. Lepke
42 Old Cart Way
North Andover, MA  01845

Dear George:

         Please refer to the Letter Agreement dated June 20, 1996 regarding your resignation from the DeWolfe Companies, Inc. effective July 17, 1996. In addition to the agreements set forth in such letter, this will confirm our further agreements as follows:

1. The Company will lend you the aggregate exercise price of $99,165.00 under your Non- qualified Stock Option dated August 1, 1991 (the "NQSO"). Such loan shall be repayable in accordance with the terms of the Promissory Note attached hereto as Exhibit A and made a part hereof (the Promissory Note"), and secured by a pledge of the shares of common stock issuable upon exercise of the NQSO and the shares issuable upon exercise of your incentive stock options referred to in Section 4 below, in the form of the Pledge Agreement attached hereto as Exhibit B and made a part hereof.

2. The Company shall remit to the Internal Revenue Service and the Massachusetts Department of Revenue withholding taxes in the aggregate amount of $44,531 (assuming a fair market value of $6.125 on the date of exercise) and in connection therewith the Company shall withhold 7,270 shares (also assuming a fair market value of $6.125 per share) from the shares issuable to you upon the exercise of the NQSO in satisfaction of your tax withholding obligations.

                  The withholding tax amount is calculated as follows:

                    $6.125  - $2.70 = $3.425 x 36,728 shares =       $125,793
                    x tax rate .28 federal + .0595 state
                  + .0145 FICA (Medicare)                         =      .354
                                                                     --------
                                                                      $44,531
                                                                  +     6.125
                                                                     --------
                                                                        7,270

3. In consideration of the foregoing, you agree that you shall not sell in open market transactions in excess of $10,000 worth of stock of the Company in any calendar month.

4. You intend to exercise your incentive stock options dated April 28, 1993 and February 11, 1994 by tendering to the Company 3,100 shares of the Company's Common stock which you previously owned together with 6,836 shares issuable upon exercise of the NQSO (assuming a fair market value of $6.125 per share).

George W. Lepke
July 13, 1996
Page 2


         Please confirm your understanding and agreement with the terms of this letter by executing below where indicated.



                                       Very truly yours,

                                       THE DEWOLFE COMPANIES, INC.



                                       By:   /s/ Paul J. Harrington
                                          -------------------------------------
                                              Paul J. Harrington, Executive
                                              Vice President

Understood and Agreed to
as of the date set forth above


  /s/ George W. Lepke
-----------------------------------
George W. Lepke

                                   EXHIBIT A
                                                  PROMISSORY NOTE


$99,165.00                                            Lexington, Massachusetts
                                                      July 13, 1996

         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of THE DEWOLFE COMPANIES, INC. (the "Company"), the principal sum of Ninety-nine Thousand One Hundred Sixty-five Dollars ($99,165.00) in or within Eighteen (18) months from the date hereof with interest at the rate of six percent (6%) per annum on the unpaid balance of principal from time to time outstanding, payment to be made in installments as follows:

         Seventeen (17) equal monthly payments of principal and interest in the amount of Six Thousand Dollars ($6,000.00) each on the 13th day of each month commencing August 13, 1996 with a final payment on January 13, 1998 of the balance of principal and interest then remaining. Each such payment shall be applied first to interest then due and then to principal.

         This Note is secured by a pledge of certain shares of Common Stock of the Company owned by the undersigned more particularly described in the Pledge Agreement dated as of the date hereof (the "Pledge Agreement") by and between the undersigned and the Company. The Pledge Agreement is intended to provide additional security to the Company for the obligations of the undersigned under this Note and is not intended to limit in any way the obligations of the undersigned under this Note which is a full recourse obligation of the undersigned.

         The undersigned, and each endorser and guarantor of this Note, hereby waives demand, presentment for payment, notice of dishonor and protest, and all other formalities provided by law. The undersigned hereby agrees that no delay or
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omission on the part of the holder hereof in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy or of any other right or remedy hereunder.

         The occurrence of any of the following events shall constitute an Event of Default under this Note:

         1. Failure of the undersigned to pay when due any payment of principal or interest herein required, which failure continues unremedied for thirty (30) days;

         2.       An Event of Default under the Pledge Agreement;

         3. the death, dissolution, liquidation, or termination of existence of the undersigned or of any endorser or guarantor hereof; or

         4. the making of an assignment for the benefit of creditors by, the insolvency of, the appointment of a receiver of any part of the property of, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension by or against, the undersigned or any endorser or guarantor hereof.

         Upon the occurrence of an Event of Default under this Note, the outstanding principal balance hereof, together with any accrued unpaid interest thereon, and together with all reasonable costs of collection, including reasonable attorneys' fees, shall become immediately due and payable at the option of the holder hereof. Failure on the part of the holder hereof to exercise said option shall not constitute a waiver of the right of the holder hereof to exercise said option in the event of any subsequent Event of Default.

         Payments of principal and interest hereunder shall be made at 80 Hayden

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Avenue, Lexington, Massachusetts 02173, or such other address as the holder hereof may designate from time to time. The undersigned shall have the right to prepay all or any part of the principal sum secured hereby at any time or from time to time without premium or penalty.

         This Note shall take effect as an instrument under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         EXECUTED as of the date set forth above.

                                       /s/ George W. Lepke
                                       ----------------------------
                                       George W. Lepke

Signed in the presence of:



  /s/ Paul J. Harrington
--------------------------------

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                                    EXHIBIT B

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT made as of this 13th day of July, 1996, by and between GEORGE W. LEPKE, of North Andover, Massachusetts (hereinafter referred to as "Pledgor"), and THE DEWOLFE COMPANIES, INC., a Massachusetts corporation (hereinafter referred to as "Pledgee").

         WHEREAS, in order to permit Pledgor to exercise on the date hereof certain non-qualified stock options granted to the Pledgor by the Pledgee on August 1, 1991, Pledgor executed and delivered to Pledgee a Promissory Note dated the date hereof (the "Note") in the aggregate original principal amount of Ninety-nine Thousand One Hundred Sixty-five Dollars ($99,165.00); and

         WHEREAS, as security for his obligations under; (i) the Note; and (ii) the letter agreement dated June 20, 1996 between Pledgor and Pledgee and the letter agreement dated the date hereof between Pledgor and Pledgee (collectively the "Agreements"), Pledgor has agreed to pledge to Pledgee certain shares of the capital stock of The DeWolfe Companies, Inc. (the "Company");

         NOW THEREFORE, Pledgor and Pledgee hereby agree as follows:

         1. Pledgor hereby pledges to Pledgee, and grants to Pledgee a security interest in, Thirty-eight Thousand Two Hundred Forty-seven (38,247) shares of the Common Stock $.01 par value, of the Company specified in Exhibit A attached hereto and made a part hereof (all of said Thirty-eight Thousand Two Hundred Forty-seven (38,247) shares being hereinafter collectively referred to as the

"Shares"). All of the certificates representing the Shares shall be delivered to Pledgee with stock powers duly executed in blank by Pledgor attached thereto. The Shares are security for all of the obligations of Pledgor under the Note and the Agreements.

         2.  Pledgor hereby represents, warrants, and agrees as follows:

                  (a) Pledgor has good and valid title to all of the Shares, free and clear of any other pledge, lien, conditional sale agreement, security interest, encumbrance or other charge. The Shares are free from any restrictions upon the transfer or pledge thereof.

                  (b) Pledgor has full power and authority to pledge the Shares as herein contemplated and this Agreement is the valid and binding obligation of Pledgor in accordance with its terms. The execution, delivery, and performance by Pledgor of this Agreement will not violate the laws of any jurisdiction or any provision of, or result in default under, any mortgage, lien, lease, agreement, contract, instrument, order, arbitration award, judgment or decision to which Pledgor is a party or by which he is bound.

         3. Until the occurrence of an Event of Default as defined herein, Pledgor shall have the right, subject to the restrictions set forth in Section 2 hereof, to vote the Shares, to receive all dividends and distributions paid thereon, and to sell such number of shares, subject to compliance with applicable securities laws, as shall be permitted under the letter agreement dated the date hereof between Pledgor and Pledgee.

         4. Any shares of the capital stock of the Company of any class hereafter issued to or received by Pledgor by reason of any stock dividend, stock split, recapitalization or similar event affecting the capital stock of the Company, shall, to the extent that such dividend, stock split, recapitalization relates to the Shares, be

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added to the Shares and shall be subject to the terms and conditions of this
Agreement. Pledgor shall deliver to Pledgee the certificates representing any such shares so issued to or received by Pledgor, with stock powers duly executed in blank by Pledgor attached thereto, contemporaneously with the issuance or receipt thereof.

         5. Upon the occurrence of an Event of Default as defined herein, Pledgee, at its option, and without further notice to Pledgor, shall have the right to do one or more of the following:

                  (a) transfer the Shares immediately into the name of Pledgee or its nominee;

                  (b) vote or direct the voting of the Shares and receive all dividends and distributions declared thereon;

                  (c) (Upon giving not less than five (5) days notice) sell or otherwise dispose of the Shares at private sale and apply the proceeds thereof in accordance with applicable law; or

                  (d) pursue any right or remedy of a secured party under the Uniform Commercial Code.

Pledgor hereby irrevocably appoints Pledgee its attorney-in-fact for purposes of executing and delivering any instrument or document necessary or desirable for the exercise of any of the foregoing rights and remedies. Such rights and remedies may be exercised with respect to all or any part of the Shares at one or more times in addition to such other rights and remedies as Pledgee may have either at law or in equity. No sale of the Shares shall be made in violation of federal and state securities laws.

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         6. The occurrence of any of the following events shall constitute an
Event of Default hereunder:

                  (a)  a Default under the Note; or

                  (b) a breach by Pledgor of any agreement, covenants or representations contained herein; or

                  (c) a breach by Pledgor of any obligation or agreement of Pledgor under either of the Agreements.

         7. Any notice or other communication hereunder to Pledgor or Pledgee shall be given in writing by (a) personal delivery (confirmed by the courier delivery service), (b) expedited delivery with proof of delivery, (c) telefax and confirmed in writing by regular first class mail, or (d) first class registered or certified mail, postage prepaid, return receipt requested, to the addresses indicated below:

                  Pledgor:          George W. Lepke
                                    42 Old Cart Way
                                    North Andover, Massachusetts  01845

                  Pledgee:          The DeWolfe Companies, Inc.
                                    80 Hayden Avenue
                                    Lexington, Massachusetts 02173

                  Copy to: Patrick J. Kinney, Jr., Esquire Lynch, Brewer, Hoffman & Sands, LLP 101 Federal Street, 22nd Floor Boston, Massachusetts 02110-1800

Any notice provided for herein shall become effective only upon and at the time of first receipt by the party to whom it is given, unless such notice is only mailed by certified mail, return receipt requested, in which case it shall be deemed to be received three (3) business days after the date that it is mailed. Any party may, by

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
proper written notice hereunder to the other party, change the individual address to which such notice shall thereafter be sent.

         8. Pledgor will pay all of the costs and expenses, including reasonable attorney fees, of enforcing the pledge contained herein.

         9. This Pledge Agreement shall be binding upon and inure to the benefit of Pledgor, his heirs, successors and assigns and Pledgee, and its successors and assigns and shall be governed by and in accordance with the laws of the Commonwealth of Massachusetts. This Pledge Agreement is intended to provide additional security to Pledgee for the obligations of the Pledgor secured hereby and is not intended to limit such obligations in any way, such obligations being full recourse obligations of Pledgor.

         EXECUTED under seal as of the day and year first written above.

         PLEDGOR:            /s/ George W. Lepke
                             --------------------------------
                             George W. Lepke



         PLEDGEE:            THE DEWOLFE COMPANIES, INC.



                             By:  /s/ Paul J. Harrington
                                -----------------------------

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                                   SCHEDULE A


Certificate Number 2528 in the name of George W. Lepke representing 22,622 shares of the Common Stock, $.01 par value, of the Company.

Certificate Number 2529 in the name of George W. Lepke representing 10,000 shares of the Common Stock, $.01 par value, of the Company.

Certificate Number 2530 in the name of George W. Lepke representing 5,625 shares of the Common Stock, $.01 par value, of the Company.

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